AIRPLANES Group
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated


     Payment Date: 15 March 2004.
     Calculation Date: 9 March 2004.


(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)
     ----------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                           Prior Balance           Deposits           Withdrawals       Balance on Calculation Date
-----------------------------------------------------------------------------------------------------------------------------------
                                             10-Feb-04                                                               9-Mar-04

Lessee Funded Account                               0.00                 0.00                 (0.00)                       0.00
Expense Account (note ii)                     743,860.12        12,259,285.39         (4,804,071.60)               8,199,073.91
Collection Account (note iii)              82,893,511.37        22,767,931.63        (22,893,511.37)              82,767,931.63

-----------------------------------------------------------------------------------------------------------------------------------
 -  Miscellaneous Reserve                              -                                                                      -
 -  Maintenance Reserve                    60,000,000.00                                                          60,000,000.00
 -  Security Deposit                                   -                                                                      -
 -  Other Collections
    (net of interim withdrawals)           22,893,511.37                                                          22,767,931.63
-----------------------------------------------------------------------------------------------------------------------------------
Total                                      83,637,371.49        35,027,217.02        (27,697,582.97)              90,967,005.54
-----------------------------------------------------------------------------------------------------------------------------------


(ii)    ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
        ------------------------------------

--------------------------------------------------------------------------------
 Balance on preceding Calculation Date (February 10, 2004)           743,860.12
 Transfer from Collection Account (previous Payment Date)         12,256,139.88
 Transfer from Collection Account (interim deposit)                        0.00
 Interest Earned during period                                         3,145.51
 Payments during period between prior
   Calculation Date and the relevant Calculation Date:
  - Payments on previous Payment Date                             (2,981,588.95)
  - Other payments                                                (1,822,482.65)
                                                                  --------------
 Balance on relevant Calculation Date (March 9, 2004)              8,199,073.91
--------------------------------------------------------------------------------


(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
        ---------------------------------------

--------------------------------------------------------------------------------
Balance on preceding Calculation Date (February 10, 2004)         82,893,511.37
Collections during period                                         22,763,760.79
Swap receipts (previous Payment Date)                                  4,170.84
Transfer to Expense Account  (previous Payment Date)             (12,256,139.88)
Transfer to Expense Account  (interim withdrawal)                          0.00
Net transfer to Lessee Funded Accounts                                     0.00
Aggregate Certificate Payments (previous Payment Date)            (6,653,125.64)
Swap payments (previous Payment Date)                             (3,984,245.85)
                                                                 ---------------
 Balance on relevant Calculation Date (March 9, 2004)              82,767,831.63
--------------------------------------------------------------------------------

                                AIRPLANES Group
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated


(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)
        ------------------------------------------------

================================================================================

        ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
        Priority of Payments

     (i)   Required Expense Amount                         13,000,000.00        =================================================
    (ii)   a) Class A Interest                              1,815,246.05        Note 1:
           b) Swap Payments                                 3,092,328.97        The class A minimum principal amount outstanding
   (iii)   First Collection Account Top-up                 60,000,000.00        is $12,446,589.63 following the payment of
    (iv)   Minimum Hedge Payment                                    0.00        $13,059,430.52 on March 15, 2004.
     (v)   Class A Minimum Principal (Note 1)              13,059,430.52        =================================================
    (vi)   Class B Interest                                         0.00
   (vii)   Class B Minimum Principal                                0.00
  (viii)   Class C Interest                                         0.00
    (ix)   Class D Interest                                         0.00
     (x)   Second Collection Account Top-up                         0.00
    (xi)   Class A Principal Adjustment Amount                      0.00
   (xii)   Class C Scheduled Principal                              0.00
  (xiii)   Class D Scheduled Principal                              0.00
   (xiv)   Modification Payments                                    0.00
    (xv)   Soft Bullet Note Step-up Interest                        0.00
   (xvi)   Class E Minimum Interest                                 0.00
  (xvii)   Supplemental Hedge Payment                               0.00
 (xviii)   Class B Supplemental Principal                           0.00
   (xix)   Class A Supplemental Principal                           0.00
    (xx)   Class D Outstanding Principal                            0.00
   (xxi)   Class C Outstanding Principal                            0.00
  (xxii)   Class E Supplemental Interest                            0.00
 (xxiii)   Class B Outstanding Principal                            0.00
  (xxiv)   Class A Outstanding Principal                            0.00
   (xxv)   Class E Accrued Unpaid Interest                          0.00
  (xxvi)   Class E Outstanding Principal                            0.00
 (xxvii)   Charitable Trust                                         0.00
                                                         ---------------
Total Payments with respect to Payment Date                90,967,005.54
Less Collection Account Top-Ups ((iii) and (x)above)      (60,000,000.00)
                                                         ---------------
                                                           30,967,005.54
                                                         ===============
================================================================================

                                AIRPLANES Group
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated


(iv)    PAYMENT ON THE CERTIFICATES
        ---------------------------

------------------------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES                                    A-6                 A-8                 A-9              Class B
     Applicable LIBOR                                         1.09438%            1.09438%            1.09438%             1.09438%
     Applicable Margin                                        0.34000%            0.37500%            0.55000%             0.75000%
     Applicable Interest Rate                                 1.43438%            1.46938%            1.64438%             1.84438%
     Interest Amount Payable
     - Charge in current period on
        outstanding principal balance                       118,857.80          771,424.50          924,963.75           313,791.14
     - Charge in current period on interest arrears                N/A                 N/A                 N/A             1,507.71
     - Accrued & unpaid interest from prior periods                N/A                 N/A                 N/A         1,089,946.96
                                                        ----------------------------------------------------------------------------
                                                            118,857.80          771,424.50          924,963.75         1,405,245.81
                                                        ----------------------------------------------------------------------------
     Interest Amount Payment                                118,857.80          771,424.50          924,963.75                 0.00

     Step Up Interest Amount Payable (Note 2)                      N/A          267,380.92                 N/A                  N/A

     Opening Principal Balance                          110,484,712.47      700,000,000.00      750,000,000.00       226,844,897.35
     Minimum Principal Payment Amount                    13,059,430.52                0.00                0.00                 0.00

     Adjusted Principal Payment Amount                            0.00                0.00                0.00                 0.00
     Supplemental Principal Payment Amount                        0.00                0.00                0.00                 0.00
     Total Principal Distribution Amount                 13,059,430.52                0.00                0.00                 0.00
     Redemption Amount
      - amount allocable to principal                             0.00                0.00                0.00                 0.00
      - premium allocable to premium                              0.00                0.00                0.00                 0.00
                                                        ----------------------------------------------------------------------------
     Outstanding Principal Balance (March 15, 2004)      97,425,281.95      700,000,000.00      750,000,000.00       226,844,897.35
------------------------------------------------------------------------------------------------------------------------------------



=======================================================
Note 2:
Step-up interest on Airplanes Group's subclass
A-8 notes is payable at point (xv) in the Priority of Payments. To the extent that step-up interest is not paid, it will accrue in accordance with the terms of the subclass A-8 notes. Available cashflows were not sufficient to allow payment of step-up interest on any payment day to date.

Total step-up interest accrued and

unpaid on Airplanes Group's subclass A-8 notes at March 15, 2004 was $3,538,888.89. Interest on unpaid step-up interest (also payable at point (xv) in the Priority of Payments) accrued and unpaid at March 15, 2004 was $33,032.71.

=======================================================
                                                                    Page 3 of 5

                                AIRPLANES Group
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated



(iv)    PAYMENT ON THE CERTIFICATES

        ----------------------------------------------------------------------------------------------------------------
        (b)  FIXED RATE CERTIFICATES                                               Class C                      Class D
             Applicable Interest Rate                                              8.1500%                     10.8750%
             Interest Amount Payable
             - Charge in current period on outstanding principal balance      2,375,979.69                 3,580,412.50
             - Charge in current period on interest arrears                      48,740.12                    98,227.30
             - Accrued & unpaid interest from prior periods                   7,176,459.25                10,838,874.02
                                                                          ----------------------------------------------
                                                                              9,601,179.06                14,517,513.82
                                                                          ----------------------------------------------
             Interest Amount Payment                                                  0.00                         0.00

             Opening Principal Balance                                      349,837,500.00               395,080,000.00
             Scheduled Principal Payment Amount                                       0.00                         0.00
             Redemption Amount                                                        0.00                         0.00
              - amount allocable to principal                                         0.00                         0.00
              - amount allocable to premium                                           0.00                         0.00
             Actual Pool Factor                                                  0.9329000                    0.9877000
                                                                          ----------------------------------------------
             Outstanding Principal Balance (March 15, 2004)                 349,837,500.00               395,080,000.00
        ----------------------------------------------------------------------------------------------------------------

        Table of rescheduled Pool Factors                                              n/a                          n/a
          in the event of a partial redemption


(v)     FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
-----------------------------------------------------------------------------------------------------------------
                                                      A-6              A-8                A-9          Class B
        Applicable LIBOR                         1.09000%         1.09000%           1.09000%          1.09000%
        Applicable Margin                        0.34000%         0.37500%           0.55000%          0.75000%
        Applicable Interest Rate                 1.43000%         1.46500%           1.64000%          1.84000%
-----------------------------------------------------------------------------------------------------------------

(vi)    CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

------------------------------------------------------------------------------------------------------------------
(a)     FLOATING RATE CERTIFICATES

                                                     A-6              A-8               A-9            Class B

        Opening Principal Amount                 1,104.85         7,000.00          7,500.00           2,268.45
        Total Principal Payments                  (130.59)            0.00              0.00               0.00
                                                 ---------------------------------------------------------------
        Closing Outstanding Principal Balance      974.25         7,000.00          7,500.00           2,268.45

        Total Interest Payment                       1.19             7.71              9.25               0.00
        Total Premium                                0.00             0.00              0.00               0.00
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
(b)     FIXED RATE CERTIFICATES
                                                  Class C          Class D

        Opening Principal Amount                 3,498.38         3,950.80
        Total Principal Payments                     0.00             0.00
                                                 -------------------------
        Outstanding Principal Balance            3,498.38         3,950.80

        Total Interest Payment                       0.00             0.00
        Total Premium                                0.00             0.00
---------------------------------------------------------------------------

                                                                    Page 5 of 5